UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2022 (July 6, 2022)

Aesther Healthcare Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40793	87-1309280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Madison Avenue, Suite 8078

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 908-2658

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one half of one redeemable warrant	AEHAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	AEHA	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock for $11.50 per share	AEHAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement

As previously disclosed, on May 26, 2022, Aesther Healthcare Acquisition Corp., a Delaware corporation (together with its successors, “AHAC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AHAC Merger Sub Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of AHAC, Aesther Healthcare Sponsor, LLC, a Delaware limited liability company, solely in the capacity as the representative from and after the effective time of the Merger for the stockholders of AHAC (other than United Stars Holdings, Inc.), United Gear & Assembly, Inc., a Delaware corporation (“United Gear”), and United Stars Holdings, Inc., a Delaware corporation and the sole stockholder of United Gear (the “United Stockholder”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein upon the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into United Gear (the “Merger”), with United Gear continuing as the surviving corporation in the Merger and a wholly-owned subsidiary AHAC. In the Merger, all shares of United Gear common stock issued and outstanding immediately prior to the Effective Time will be converted into the right for the United Stockholder to receive the Merger Consideration (as defined in the Merger Agreement).

On July 6, 2022, AHAC entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and a related registration rights agreement (the “White Lion RRA”) with White Lion Capital, LLC, a Nevada limited liability company (“White Lion”). Pursuant to the Common Stock Purchase Agreement, AHAC has the right, but not the obligation to require White Lion to purchase, from time to time, up to $50,000,000 in aggregate gross purchase price of newly issued shares of the AHAC’s Class A common stock, par value $0.0001 per share (the “Pre-Merger Common Stock”), or, following the Closing of the Merger, newly issued shares of the AHAC’s common stock, par value $0.0001 per share (together with the Pre-Merger Common Stock, the “Common Stock”), subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement.

AHAC is obligated under the Common Stock Purchase Agreement and the White Lion RRA to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register under the Securities Act of 1933, as amended, for the resale by White Lion of shares of Common Stock that AHAC may issue to White Lion under the Common Stock Purchase Agreement.

Subject to the satisfaction of certain customary conditions, AHAC’s right to sell shares to White Lion will commence on the effective date of the registration statement and extend for a period of two years. During such term, subject to the terms and conditions of the Common Stock Purchase Agreement, AHAC may notify White Lion when AHAC exercises its right to sell shares (the effective date of such notice, a “Notice Date”). The number of shares sold pursuant to any such notice may not exceed (i) $1,000,000, divided by the closing price of Common Stock on Nasdaq preceding the Notice Date and (ii) a number of shares of Common Stock equal to the Average Daily Trading Volume multiplied by 67%.

The purchase price to be paid by White Lion for any such shares will equal 95.0% of the lowest daily volume-weighted average price of Common Stock during a period of two consecutive trading days following the applicable Notice Date. However, if during such two-trading day period the trading price of the Common Stock falls below a price (the “Threshold Price”) equal to 90.0% of the opening trading price of the Common Stock on Nasdaq on the Notice Date, then the number of shares to be purchased by White Lion pursuant to such notice will be reduced proportionately based on the portion of the two-trading day period that has elapsed, and the purchase price will equal 95.0% of the Threshold Price.

AHAC will have the right to terminate the Common Stock Purchase Agreement at any time after Commencement, at no cost or penalty, upon three trading days’ prior written notice. Additionally, White Lion will have the right to terminate the Common Stock Purchase Agreement upon three days’ prior written notice to AHAC if (i) there is a Fundamental Transaction (as defined in the Common Stock Purchase Agreement), (ii) AHAC is in breach or default in any material respect of the White Lion RRA, (iii) there is a lapse of the effectiveness, or unavailability of, the Registration Statement for a period of 45 consecutive trading days or for more than an aggregate of 90 trading days in any 365-day period, (iv) the suspension of trading of the Common Stock for a period of five consecutive trading days or (v) the material breach of the Common Stock Purchase Agreement by AHAC, which breach is not cured within the applicable cure period. No termination of the Common Stock Purchase Agreement will affect the registration rights provisions contained in the White Lion RRA.

In consideration for the commitments of White Lion, as described above, AHAC has agreed that it will issue to White Lion shares of Common Stock having a value of $500,000 based on the volume-weighted average price of the Common Stock prior to the time of issuance, which is expected to occur following the Closing, and to include such shares in the registration statement it will file pursuant to the White Lion RRA.

Registration Rights Agreement

Concurrently with the execution of the Common Stock Purchase Agreement, AHAC entered into the White Lion RRA with the White Lion in which AHAC has agreed to register the shares of Common Stock purchased by White Lion with the SEC for resale. Under the White Lion RRA, AHAC agreed to file a registration statement on Form S-1 with the SEC and to have the registration statement declared effective as soon as practicable. The White Lion RRA also contains usual and customary liquidated damages provisions for failure to file and failure to have the registration statement declared effective by the SEC within the time periods specified.

The Common Stock Purchase Agreement and the White Lion RRA contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Common Stock Purchase Agreement and the White Lion RRA are qualified in their entirety by reference to the full text of the Common Stock Purchase Agreement and the White Lion RRA, copies of which are filed as Exhibits 10.1and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Important Information About the Business Combination and Where to Find It

In connection with the Merger Agreement and the proposed business combination transaction (the “Business Combination”), AHAC intends to file with the SEC a proxy statement on Schedule 14A relating to the proposed Business Combination. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that AHAC has filed or may file with the SEC in connection with the proposed Business Combination. AHAC’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto, the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about AHAC, United Gear, the Merger Agreement and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of AHAC as of a record date to be established for voting on the Business Combination. Stockholders of AHAC will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Aesther Healthcare Acquisition Corp., 515 Madison Avenue, Suite 8078, New York, NY 10022, Attention: Suren Ajjarapu.

Participants in the Solicitation

AHAC, United Gear and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from AHAC’s stockholders with respect to the Business Combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the Business Combination of AHAC’s directors and officers in AHAC’s filings with the SEC, including, when filed with the SEC, the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents filed with the SEC, and such information with respect to United Gear’s directors and executive officers will also be included in the proxy statement.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between AHAC and United Gear, including without limitation statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the implied enterprise value, future financial condition and performance of United Gear and the combined company after the Closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the pre-money valuation of United Gear (which is subject to certain inputs that may change prior to the Closing of the Business Combination and is subject to adjustment after the Closing of the Business Combination), the level of redemptions of AHAC’s public stockholders and the products and markets and expected future performance and market opportunities of United Gear. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of AHAC’s securities; (ii) the risk that the proposed Business Combination may not be completed by AHAC’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by AHAC; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of AHAC; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by AHAC’s stockholders; (vi) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Capital Market’s initial listing standards in connection with the consummation of the contemplated Business Combination; (vii) the effect of the announcement or pendency of the Business Combination on United Gear’s business relationships, operating results, and business generally; (viii) risks that the proposed Business Combination disrupts current plans and operations of United Gear; (ix) the outcome of any legal proceedings that may be instituted against United Gear or against AHAC related to the Merger Agreement or the proposed Business Combination; (x) changes in the markets in which United Gear competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) risk that United Gear may not be able to execute its growth strategies; (xiii) risks related to the ongoing COVID-19 pandemic and response, including supply chain disruptions; (xiv) risk that United Gear may not be able to develop and maintain effective internal controls; (xv) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xvi) the ability to recognize the anticipated benefits of the proposed Business Combination and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of United Gear to grow and manage growth economically and hire and retain key employees; and (xvii) and those factors discussed in AHAC’s filings with the SEC and that that will be contained in the proxy statement relating to the proposed Business Combination.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents to be filed by AHAC from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while United Gear and AHAC may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of United Gear or AHAC gives any assurance that United Gear or AHAC, or the combined company, will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.1	Common Stock Purchase Agreement, dated as of July 6, 2022, by and between Aesther Healthcare Acquisition Corp. and White Lion Capital LLC.
10.2	Registration Rights Agreement, dated as of July 6, 2022, by and between Aesther Healthcare Acquisition Corp. and White Lion Capital LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2022

AESTHER HEALTHCARE ACQUISITION CORP.

By:	/s/ Suren Ajjarapu
Suren Ajjarapu
Chief Executive Officer